UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 21, 2005

Portrait Corporation of America, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-8550	57-1208051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Matthews-Mint Hill Road, Matthews, North Carolina	28105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 847-8011

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁪ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective September 21, 2005, Deloitte & Touche LLP (“Deloitte”) resigned as the Company's independent registered public accounting firm.

The report of Deloitte on the consolidated financial statements of the Company as of and for the fiscal years ended January 30, 2005 and February 1, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that such report contained an explanatory paragraph regarding the Company’s adoption of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation,” on February 3, 2003.

During the fiscal years ended January 30, 2005 and February 1, 2004, and through September 21, 2005, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have required Deloitte to make reference to the subject matter of such disagreements in connection with its report.

During the fiscal years ended January 30, 2005 and February 1, 2004 and through September 21, 2005, there have been no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, except for the deficiencies in internal controls over the accounting for income taxes and our Mexican subsidiary as disclosed in our Annual Report on Form 10-K for the year ended January 30, 2005. The lack of controls over the accounting for the Mexican subsidiary caused the Company to restate its consolidated financial statements for the years ended February 1, 2004 and February 2, 2003. As noted in paragraph 2 above, the report of Deloitte on the consolidated financial statements of the Company as of and for the fiscal years ended January 30, 2005 and February 1, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that such report contained an explanatory paragraph regarding the Company’s adoption of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation,” on February 3, 2003.

As of the date of this filing, the Audit Committee of the Company's Board of Directors has initiated the process of retaining an independent registered public accounting firm to audit the consolidated financial statements for the fiscal year ending January 29, 2006.

The Company requested that Deloitte furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements in Item 4.01. A copy of such letter dated September 27, 2005, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

16.1	Letter from Deloitte & Touche LLP dated September 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTRAIT CORPORATION OF AMERICA, INC.

Date: September 27, 2005	By: /s/ William J. Billiard
William J. Billiard
Interim Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION

16.1	Letter from Deloitte & Touche LLP dated September 27, 2005.